Exhibit 23
                                                                     ----------








            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------




We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-43311 and 33-54104) and on Form S-8 (Nos. 33-49646, 33-32439, 2-80883, 33-52069, 333-58248, 333-40536, 333-37210 and
333-104279) of Old Republic International Corporation of our report dated February 28, 2006 relating to the financial statement schedules, which appears in this Form 10-K/A.



                                             /s/  PricewaterhouseCoopers LLP



Chicago, Illinois
April 12, 2006















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